AFL-CIO HOUSING INVESTMENT TRUST

Highlights– 4th Quarter 2013

For the periods ended December 31, 2013, the AFL-CIO Housing Investment Trust’s (HIT) gross returns exceeded its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), for the quarter, 1-, 3-, 5-, and 10-year periods by 35, 7, 35, 39, and 41 basis points, respectively, as shown below.

Performance for periods ended December 31, 2013 (Returns for periods exceeding one year are annualized)

	Quarter	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	0.21%	(1.95%)	3.61%	4.83%	4.96%
HIT Total Net Rate of Return	0.10%	(2.37%)	3.17%	4.38%	4.53%
Barclays Capital Aggregate Bond Index	(0.14%)	(2.02%)	3.26%	4.44%	4.55%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Interest rates rose during the fourth quarter on strengthening economic data and the anticipation that the Fed would taper its asset purchases soon.  During a year when intermediate- and long-term interest rates rose substantially, the HIT’s competitive risk-adjusted returns reflected both its focus on high credit quality multifamily investments that provide its income advantage versus the benchmark and its slightly short duration position relative to the benchmark.

Positive contributions to the HIT’s performance in the fourth quarter relative to the Barclays Aggregate included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Strong performance of the HIT’s agency multifamily mortgage-backed securities (MBS) as spreads to Treasuries tightened for both government-sponsored enterprise (GSE) and FHA/Ginnie Mae-insured multifamily MBS. Ginnie Mae permanent and construction/ permanent loan certificate spreads both tightened by 31 basis points (bps). Fannie Mae multifamily DUS security spreads tightened across all structures, with the benchmark 10/9.5s contracting by 20 bps and intermediate duration 7/6.5s tightening by 19 bps. The HIT had 23.3% of its portfolio invested in DUS securities across various structures as of December 31, 2013, whereas the Barclays Aggregate does not hold DUS securities.

●
The portfolio’s slightly short relative duration as interest rates increased across the yield curve.  Two-year, 5-year, 10-year, and 30-year Treasury rates rose by 6, 36, 42, and 28 bps, respectively. At month-end the portfolio’s duration was 0.39 years shorter than the index.

●	The HIT’s overweight in spread-based assets as swap spreads tightened for all maturities. Two-year, 5-year, 7-year, and 10-year swap spreads narrowed by 3.5, 11, 13, and 9 bps respectively.

Negative contributions to the HIT’s performance included:

●
Very strong performance by corporate bonds, the best performing major sector in the Barclays Aggregate with excess returns of 232 bps.  The HIT does not invest in corporate bonds, whereas the sector comprised 22.3% of the index as of December 2013.

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were 27, 105, 207, and 264 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments.  Approximately 90% of the HIT portfolio is AAA-rated or carried a government or GSE guarantee compared to 72% for the Barclays Aggregate at the end of December.

AFL-CIO HOUSING INVESTMENT TRUST                                                                     2013 Q4 Highlights

The HIT has positioned itself well in the higher rate environment and offers investors a prudent investment option while creating valuable union construction jobs. The HIT’s specialization in multifamily investments should continue to offer relative value by providing more yield than its benchmark, a significant degree of credit protection, and diversification benefits.

The market environment in 2014 should present good opportunities for the HIT. Multifamily rental demand is likely to remain strong due to demographics, and older properties, especially in urban areas, will continue to need renovation. The HIT continues to construct a large and diverse pipeline of potential investments that offer a variety of multifamily debt structures.  Further, fixed-income remains an important asset class for diversified portfolios due to low levels of current and expected inflation and the Federal Reserve’s commitment to both taper the pace of its bond purchases based on the strength of economic data and to maintain the fed funds rate close to zero until well after the unemployment rate reaches 6.5%.  An investor like the HIT that has capital, patience, creativity, and expertise in the multifamily securities market should have opportunities to earn higher returns in a higher rate environment. Long-term investors seeking income, high credit quality, and diversification should consider investing in the HIT.

Fourth Quarter Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-0.75%	0	4.99
Agencies	-0.06%	+44	4.02
Single family agency MBS (RMBS)	-0.42%	+57	5.62
Corporates	+1.11%	+232	6.80
Commercial MBS (CMBS)	+0.53%	+85	3.20
Asset-backed securities (ABS)	+0.32%	+46	2.45
   Source: Bloomberg L.P.
Change in Treasury Yields

Maturity	9/30/13	12/31/2013	Change
3 Month	0.008%	0.068%	0.061%
6 Month	0.030%	0.089%	0.058%
1 Year	0.089%	0.114%	0.025%
2 Year	0.319%	0.382%	0.063%
3 Year	0.612%	0.766%	0.154%
5 Year	1.382%	1.743%	0.360%
7 Year	2.006%	2.452%	0.446%
10 Year	2.611%	3.029%	0.418%
30 Year	3.686%	3.969%	0.283%
     Source: Bloomberg L.P.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing.  This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein are not current yield or other performance data as defined by the SEC in Rule 482, but instead represent widely accepted portfolio characteristic information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions.

AFL-CIO HOUSING INVESTMENT TRUST                                                                     2013 Q4 Highlights

Portfolio Data as of December 31, 2013

Net Assets	$4,515,201,316
Portfolio Effective Duration	5.013 years
Portfolio Average Coupon	3.78%
Portfolio Current Yield	3.75%
Portfolio Yield to Worst	3.00%
Convexity	0.063
Maturity	9.508 years
Average Price	102.07
Number of Holdings	908

Portfolio Percentage in Each of the Following Categories: 1

Multifamily MBS	63.01%
Agency Single-Family MBS	28.23%
U.S. Treasury	6.15%
AAA Private-Label CMBS	1.65%
Cash & Short-Term Securities	0.96%

Portfolio Percentage in Each of the Following Categories: 1

Agency Single-Family MBS	28.23%
CMBS – Agency Multifamily*	53.65%
Federal Agency Notes	0.00%
U.S. Treasury Notes/Bonds	6.15%
State Housing Bonds	7.81%
Construction & Permanent Mortgages	3.20%
Cash & Short-Term Securities	0.96%
* Includes multifamily MBS (49.45%), AAA Private-Label CMBS (1.65%), and multifamily Construction MBS (2.55%).

Geographical Distribution of Long-Term Portfolio: 2

West	6.85%
Midwest	15.57%
South	2.45%
East	27.67%
National Mortgage Pools	47.46%

1 Percentages weighted by unfunded construction-related security purchase commitments.
2 Excludes cash and short-term equivalents, U.S. Treasury and agency securities.

AFL-CIO HOUSING INVESTMENT TRUST                                                                     2013 Q4 Highlights

Portfolio Data (continued)

Portfolio Duration Distribution, by Percentage in Each Category: 3

Cash	0.96%	5-5.99 years	8.27%
0-0.99 years	8.58%	6-6.99 years	10.34%
1-1.99 years	12.14%	7-7.99 years	13.23%
2-2.99 years	13.60%	8-8.99 years	6.03%
3-3.99 years	7.54%	9-9.99 years	3.58%
4-4.99 years	11.66%	Over 10 years	4.07%

Maturity Distribution (based on average life):

0 – 1 year	6.41%
1 – 2.99 years	15.77%
3 – 4.99 years	18.38%
5 – 6.99 years	26.78%
7 – 9.99 years	22.70%
10 – 19.99 years	6.47%
Greater than 20 years	3.49%

Quality Distribution: 3

U.S. Government or Agency	87.73%
AAA	1.65%
AA	4.28%
A	2.42%
Not Rated	2.96%
Cash	0.96%

Bond Sector Distribution: 3, 4

MBS	93.80%
Treasury	6.20%
Agency	0.00%

3 Percentages weighted by unfunded construction-related security purchase commitments.
4 Excludes cash and short-term equivalents.